                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2006

                                   ----------

                      P.A.M. TRANSPORTATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-15057                71-0633135
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                Number)            Identification Number)

297 WEST HENRI DI TONTI BLVD., TONTITOWN, ARKANSAS                72770
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (479)-361-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Employment Agreement with Robert W. Weaver

     On July 26, 2006, P.A.M. Transportation Service, Inc. ("PTSI") entered into a new employment agreement with its President and Chief Executive Officer, Robert W. Weaver, that is dated as of July 10, 2006. The employment agreement replaces PTSI's prior employment agreement with Mr. Weaver that covered the period from July 1, 2004 through June 30, 2006. The new employment agreement provides Mr. Weaver with an annual base salary of the following amounts for the designated periods:

            PERIOD               ANNUAL BASE SALARY
            ------               ------------------
July 10, 2006 to July 10, 2007        $500,000
July 10, 2007 to July 10, 2008        $500,000
July 10, 2008 to July 10, 2009        $550,000

The employment agreement provides PTSI an option to extend the agreement for two consecutive years, one additional year at a time, and provides an annual base salary for Mr. Weaver of $550,000 for the first year of the extension and $600,000 for the second year.

     Under the employment agreement, Mr. Weaver may also participate in bonus and incentive compensation plans approved from time to time by PTSI's Board of Directors or Compensation and Stock Option Committee. The employment agreement provides for payment to Mr. Weaver of compensation for 12 months in the event that PTSI terminates his employment because of disability, or without just cause (as defined in the employment agreement). In the event that PTSI terminates Mr. Weaver's employment for just cause, PTSI is not obligated to make any severance payments. The employment agreement permits Mr. Weaver to terminate his employment relationship with PTSI at any time on three months prior notice. The employment agreement precludes Mr. Weaver from competing with, or soliciting or retaining business competitive with the business of PTSI or specified affiliates for one year after his employment ends with PTSI. Mr. Weaver is also precluded from soliciting employees to leave employment with PTSI. The employment agreement contains provisions providing for reimbursement of Mr. Weaver's reasonable and necessary business expenses that he incurs in the performance of his duties, and with fringe benefits that are provided to PTSI's employees in the normal course of business. The employment agreement contains provisions requiring Mr. Weaver to maintain the confidentiality of PTSI's proprietary information. A copy of the employment agreement is filed as Exhibit 10.1 to this report.

Employment Agreement with W. Clif Lawson

     On July 26, 2006, PTSI entered into a new employment agreement with its Executive Vice President and Chief Operating Officer, W. Clif Lawson, dated June 1, 2006. The prior employment agreement between PTSI and Mr. Lawson expired June

30, 2005. The new employment agreement provides Mr. Lawson with an annual base salary of the following amounts for the designated periods:

           PERIOD              ANNUAL BASE SALARY
           ------              ------------------
June 1, 2006 to June 1, 2007        $300,000
June 1, 2007 to June 1, 2008        $310,000
June 1, 2008 to June 1, 2009        $335,000
June 1, 2009 to June 1, 2010        $355,000

The employment agreement provides PTSI an option to extend the agreement for one additional year, and provides an annual base salary for Mr. Lawson of $370,000 for the one year extension.

     Under the employment agreement, Mr. Lawson may also participate in bonus and incentive compensation plans approved from time to time by PTSI's Board of Directors or Compensation and Stock Option Committee. The employment agreement provides for payment to Mr. Lawson of compensation for 12 months in the event that PTSI terminates his employment because of disability, or without just cause (as defined in the employment agreement). In the event that PTSI terminates Mr. Lawson's employment for just cause, PTSI is not obligated to make any severance payments. The employment agreement permits Mr. Lawson to terminate his employment relationship with PTSI at any time on three months prior notice. The employment agreement precludes Mr. Lawson from competing with, or soliciting or retaining business competitive with the business of PTSI or specified affiliates for one year after his employment ends with PTSI. Mr. Lawson is also precluded from soliciting employees to leave employment with PTSI. The employment agreement contains provisions providing for reimbursement of Mr. Lawson's reasonable and necessary business expenses that he incurs in the performance of his duties, and with fringe benefits that are provided to PTSI's employees in the normal course of business. The employment agreement contains provisions requiring Mr. Lawson to maintain the confidentiality of PTSI's proprietary information. A copy of the employment agreement is filed as Exhibit 10.2 to this report.

Employment Agreement with Larry J. Goddard

     On July 26, 2006, PTSI entered into a new employment agreement with its Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, Larry J. Goddard, dated as of June 1, 2006. The prior employment agreement between PTSI and Mr. Goddard expired December 31, 2005. The new employment agreement provides Mr. Goddard with an annual base salary of the following amounts for the designated periods:

           PERIOD              ANNUAL BASE SALARY
           ------              ------------------
June 1, 2006 to June 1, 2007        $225,000
June 1, 2007 to June 1, 2008        $235,000
June 1, 2008 to June 1, 2009        $250,000
June 1, 2009 to June 1, 2010        $265,000


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

The employment agreement provides PTSI an option to extend the agreement for one additional year, and provides an annual base salary for Mr. Goddard of $280,000 for the one year extension.

     Under the employment agreement, Mr. Goddard may also participate in bonus and incentive compensation plans approved from time to time by PTSI's Board of Directors or Compensation and Stock Option Committee. The employment agreement provides for payment to Mr. Goddard of compensation for 12 months in the event that PTSI terminates his employment because of disability, or without just cause (as defined in the employment agreement). In the event that PTSI terminates Mr. Goddard's employment for just cause, PTSI is not obligated to make any severance payments. The employment agreement permits Mr. Goddard to terminate his employment relationship with PTSI at any time on three months prior notice. The employment agreement precludes Mr. Goddard from competing with, or soliciting or retaining business competitive with the business of PTSI or specified affiliates for one year after his employment ends with PTSI. Mr. Goddard is also precluded from soliciting employees to leave employment with PTSI. The employment agreement contains provisions providing for reimbursement of Mr. Goddard's reasonable and necessary business expenses that he incurs in the performance of his duties, and with fringe benefits that are provided to PTSI's employees in the normal course of business. The employment agreement contains provisions requiring Mr. Goddard to maintain the confidentiality of PTSI's proprietary information. A copy of the employment agreement is filed as Exhibit 10.3 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
 Number                                 Description
-------                                 -----------
  10.1    Employment Agreement dated July 10, 2006 between PTSI and Robert W.
          Weaver

  10.2    Employment Agreement dated June 1, 2006 between PTSI and W. Clif
          Lawson

  10.3    Employment Agreement dated June 1, 2006 between PTSI and Larry J.
          Goddard


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       P.A.M. TRANSPORTATION SERVICES, INC.


                                       By: /S/ ROBERT W. WEAVER
                                           ------------------------------------
                                           Robert W. Weaver
                                           President and Chief Executive Officer

Date: July 28, 2006

                                  EXHIBIT INDEX

Exhibit
 Number                                 Description
-------                                 -----------
  10.1    Employment Agreement dated July 10, 2006 between PTSI and Robert W.
          Weaver

  10.2    Employment Agreement dated June 1, 2006 between PTSI and W. Clif
          Lawson

  10.3    Employment Agreement dated June 1, 2006 between PTSI and Larry J.
          Goddard


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